UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2013 (December 4, 2013)

RMG NETWORKS HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Central Expressway Suite 175 Plano, TX	75074
(Address of Principal Executive Offices)	(Zip Code)

(972) 543-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act

[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On December 4, 2013, Paul Shyposh, who had served as an officer in the RMG Media Networks division of RMG Networks Holding Corporation (the “Company”), departed the Company effective as of that date. As the media industry continues its shift toward digital video, the Company is realigning its media sales leadership to best position the Company for continued growth.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 6, 2013

RMG NETWORKS HOLDING CORPORATION

By:	/s/ William G. Cole
Name: William G. Cole Title: Chief Financial Officer